UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 5, 2007

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd.
Suite 100
Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry Into a Material Definitive Agreement.

On July 5, 2007, the Registrant and its wholly owned subsidiary, United Stationers Supply Co. (“USSC”), entered into a Second Amended and Restated Five-Year Revolving Credit Agreement (the “Amended Agreement”) with PNC Bank, National Association and U.S. Bank National Association, as Syndication Agents, KeyBank National Association and LaSalle Bank, National Association, as Documentation Agents, and JPMorgan Chase Bank, National Association, as Agent.   The Amended Agreement modifies an existing Amended and Restated Five-Year Revolving Credit Agreement entered into on October 12, 2005, as amended on November 10, 2006 (as amended, the “Prior Agreement”).

The Amended Agreement provides for a revolving credit facility with an aggregate committed principal amount of $425 million, an increase of $100 million over the aggregate commitment under the Prior Agreement.  Subject to the terms and conditions of the Amended Agreement, USSC may seek additional commitments to increase the aggregate committed principal amount to a total amount of $625 million, a $200 million increase over the maximum under the Prior Agreement.  The Amended Agreement reduces the interest rate margin applicable to loans outstanding under the facility and the fee applicable to unutilized commitments.

In addition to increasing the aggregate commitments, the Amended Agreement also provides the Registrant greater financial flexibility than the Prior Agreement:

•                  The Amended Agreement increases the maximum permitted debt to EBITDA ratio (calculated as provided in Section 6.20 of the Amended Agreement) to 3.25 to 1.00 (compared to 3.00 to 1.00 under the Prior Agreement).  For purposes of calculating the debt to EBITDA ratio, funding provided by the Registrant’s asset-backed securitization program is considered debt.  The asset-backed securitization program currently provides $250 million of funding to the Registrant.

•                  The Amended Agreement eliminates restrictions on the Registrant’s ability to repurchase stock or pay dividends when its debt to EBITDA ratio is less than or equal to 2.75 to 1.00; when the ratio is greater than 2.75 to 1.00, the Amended Agreement permits the Registrant to repurchase its stock and/or issue dividends in an aggregate amount not to exceed the Maximum Payment Amount (as defined in Section 1.1 of the Amended Agreement).

•                  Subject to the terms and conditions of the Amended Agreement, the Amended Agreement permits the Registrant to incur up to $200 million of indebtedness in addition to borrowings under the Amended Agreement.

•                  Loans outstanding under the Amended Agreement mature on July 5, 2012, compared to October 12, 2010 under the Prior Agreement.

In connection with the Amended Agreement, the Registrant, USSC and three other wholly owned subsidiaries of the Registrant, Lagasse, Inc. (“Lagasse”), United Stationers Technology Services LLC (“USTS”) and United Stationers Financial Services LLC (“USFS”), executed a document (the “Reaffirmation”) reaffirming their obligations under agreements they originally executed in connection with the Five-Year Revolving Credit Agreement, dated as of March 21, 2003, among the Registrant, USSC, the lenders from time to time thereunder and Bank One, NA (predecessor to JPMorgan Chase Bank, National Association), as agent.  The Reaffirmation reaffirmed the terms and conditions of (i) the Pledge and Security Agreement, dated as of March 21, 2003, among Bank One, NA, in its capacity as agent, the Registrant, USSC, Lagasse, USTS and USFS (the “Security Agreement”), (ii) the Trademark Security Agreement, dated as of March 21, 2003, among Bank One, NA, in its capacity as agent, USSC and Lagasse, and (iii) the Guaranty, dated as of March 21, 2003, executed by the Registrant, Lagasse, USTS and USFS in favor of Bank One, NA, as agent.   The Registrant, USSC, Lagasse, USTS and USFS and JPMorgan Chase Bank, National Association, as agent, also executed Amendment No. 1 to Pledge and Security Agreement, which amended the Security Agreement to exclude from the definition of “Collateral” any shares of the

Registrant’s capital stock that the Registrant repurchases and holds in treasury (“Amendment No. 1”).

Copies of the Amended Agreement, the Reaffirmation and Amendment No. 1 are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Registrant’s entry into the Second Amended and Restated Five-Year Revolving Credit Agreement provided under Item 1.01 above is hereby incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

The following exhibits are filed herewith:

10.1                           Second Amended and Restated Five-Year Revolving Credit Agreement, dated July 5, 2007, among United Stationers Supply Co., as borrower, United Stationers Inc., as a credit party, JPMorgan Chase Bank, National Association, in its capacity as agent, and the financial institutions listed on the signature pages thereof

10.2                           Reaffirmation, dated July 5, 2007 among United Stationers Inc., United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC and United Stationers Financial Services LLC

10.3                           Amendment No. 1 to Pledge and Security Agreement, dated July 5, 2007, among United Stationers Inc., United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC, United Stationers Financial Services LLC and JPMorgan Chase Bank, National Association, in its capacity as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: July 11, 2007	/s/Eric A. Blanchard
Eric A. Blanchard
Senior Vice President, General Counsel and
Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JULY 5, 2007

Exhibit No.	Description

10.1

Second Amended and Restated Five-Year Revolving Credit Agreement, dated July 5, 2007, among United Stationers Supply Co., as borrower, United Stationers Inc., as a credit party, JPMorgan Chase Bank, National Association, in its capacity as agent, and the financial institutions listed on the signature pages thereof

10.2	Reaffirmation, dated July 5, 2007 among United Stationers Inc., United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC and United Stationers Financial Services LLC

10.3

Amendment No. 1 to Pledge and Security Agreement, dated July 5, 2007, among United Stationers Inc., United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC, United Stationers Financial Services LLC and JPMorgan Chase Bank, National Association, in its capacity as agent